SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


                              FORM 8-K/A

                            CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934
   Date of Report (Date of earliest event reported) October 8, 1999


                        METALCLAD CORPORATION
        (Exact name of registrant as specified in its charter)


         Delaware                                   0-2000
(State or Other Jurisdiction)             (Commission File Number)

                              95-2368719
                 (I.R.S. Employer Identification No.)

2 Corporate Plaza, Suite 125
Newport Beach, CA                                      92660
(Address of Principal Executive Office)                     (Zip Code)

  Registrant's telephone number, including area code (949) 719-1234



     Item 7.  Financial Statements, Pro forma Financial Information and
Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

        Unaudited Pro forma Condensed Consolidated Balance Sheets for the Nine Months Ended September 30, 1999.

        Pro forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1998.

        Pro forma Condensed Consolidated Statement of Operatins for the Nine Months Ended September 30, 1999.

        Notes to Unaudited Pro Forma Condensed Consolidated Financial
        Statements

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METALCLAD CORPORATION



February 9, 2000                     By: /s/Anthony C. Dabbene
                                         ------------------------
                                         Anthony C. Dabbene
                                         Chief Financial Officer